UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2013

NEVADA HEALTH SCAN, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                      000- 54231                27-4336843

(State or other jurisdiction of        (Commission            (I.R.S. Employer

 incorporation or organization)        File Number)          Identification No.)

    1033 B Avenue, No. 101

        Coronado, CA                                                92118

  (Address of principal offices)                                 (Zip Code)

        Registrant's telephone number including area code:     (619) 767-0165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Resignation of Anton & Chia

On October 15, 2013, Nevada Health Scan, Inc. (the “Registrant”) was informed by Anton & Chia, LLP ("Anton & Chia") that it would resign as the Registrant’s independent registered public accounting firm. Anton & Chia was the independent registered public accounting firm which audited the Registrant’s annual financial statements for the years ended September 30, 2012 and 2011.

The audit report by Anton & Chia on the Company’s financial statements for the years ended September 30, 2012 and 2011 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit reports on the financial statements of the Company for those fiscal years contained uncertainty about the company's ability to continue as a going concern.

During the years ended September 30, 2012 and 2011 there were no disagreements with our former Independent registered public accounting firm, Anton & Chia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant provided Anton & Chia with a copy of its proposed Form 8-K disclosure and requested that Anton & Chia furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the statements therein, and if not, stating the respects in which it does not agree. A copy of the letter from Anton & Chia addressed to the Securities and Exchange Commission dated October 25, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Anton & Chia notes in its letter that it did not perform the SAS 100 Quarterly reviews for the interim periods December 31, 2012 through to June 30, 2013. The Registrant agrees. The Registrant submitted its quarterly financial statements for the periods ended March 31, 2013 and June 30, 2013 to Anton & Chia for review but received no response prior to the deadline for filing and therefore proceeded to file these 10-Qs without Anton & Chia’s review.

The Engagement of Kenne Ruan

On October 28, 2013, the Registrant engaged Kenne Ruan, CPA, P.C. (“Kenne Ruan”) as its independent registered public accounting firm. The Registrant’s Board of Directors participated in and approved and ratified the engagement of Kenne Ruan on October 28, 2013.

Prior to October 28, 2013, the date that Kenne Ruan was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Kenne Ruan regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Kenne Ruan that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Kenne Ruan regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Anton & Chia, dated October 25, 2013 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Health Scan, Inc.

Date: October 29, 2013

By: /s/ Dean Konstantine

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   Dean Konstantine

   President & Chief Executive Officer